COMSTOCK FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                             EMAIL: info@gabelli.com
  (Net Asset Value per share may be obtained daily by calling 800-GABELLI after
                                   6:00 p.m.)

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


INTRODUCTION AND OVERVIEW .................................................    2
INVESTMENT AND PERFORMANCE SUMMARY ........................................    2
INVESTMENT OBJECTIVE, STRATEGY, AND RELATED RISKS .........................    7
MANAGEMENT OF THE FUND ....................................................    9
PURCHASE OF SHARES ........................................................   11
REDEMPTION OF SHARES ......................................................   13
EXCHANGE OF SHARES ........................................................   15
PRICING OF FUND SHARES ....................................................   16
DIVIDENDS AND DISTRIBUTIONS ...............................................   17
TAX INFORMATION ...........................................................   17
MAILINGS TO SHAREHOLDERS ..................................................   18
FINANCIAL HIGHLIGHTS ......................................................   18


COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND
CLASS AAA SHARES

PROSPECTUS


DECEMBER 8, 2008


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            INTRODUCTION AND OVERVIEW

Comstock Funds, Inc. (the "Company") currently consists of the following separate investment portfolio (the "Fund"):

     -    Comstock Capital Value Fund (the "Capital Value Fund")

The Fund is advised by Gabelli Funds, LLC (the "Adviser").

                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES:


The Fund follows a value oriented strategy and will seek to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.



The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. The debt securities in which the Fund may invest include:
U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging markets), as well as debt securities that are convertible into shares of common stock. The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers. The Fund may invest without limit in high yield debt securities (commonly referred to as "junk bonds"), but currently intends to limit such investments to 35% of its assets. In addition, up to 50% of the Fund's total assets may consist of short sales of securities. The Fund may also write covered call and put option contracts.


As of the date of this prospectus, the portfolio managers view the U.S. equity markets as overvalued and could likely decline to lower levels more typically seen at the end of a secular bear market. Accordingly, they have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund's asset positioning quickly and decisively.

PRINCIPAL RISKS:

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

     - The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. In the event the U.S. equity markets do not experience a significant decline, the Fund's asset positioning will cause it to underperform other funds that do not have a similar bearish positioning. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund;

     - Foreign securities in the Fund's portfolio may be less liquid and more volatile than domestic securities;

     - When interest rates rise, the value of the debt securities in the Fund's portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities;


     - High yield securities, which are rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's"), or "BB" or lower by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, ("S&P"), may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist;



     - The issuer of a debt security may not be able to pay principal and interest payments on time;


     - If the price of a security sold "short" by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss; and

     - Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.

You may want to invest in the Fund if:

     -    You are pursuing a long-term investment goal;

     -    You are seeking current income and appreciation of capital;

     -    You are seeking to preserve assets in "down" markets;

     - You are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy; and

     - You are able to tolerate the risks associated with significant investments in foreign securities, high-yield bonds, derivatives, and convertible securities.

You may not want to invest in the Fund if:

     -    You are pursuing a short-term investment goal; or

     - You believe the U.S. equity markets are likely to continue to rise and you are looking to participate fully in that market increase.

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Capital Value Fund by showing changes in the performance of the Fund's Class A Shares (which are not offered in this prospectus) from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index, as well as the Fund's highest and lowest quarterly returns. The historical performance of Class A Shares is used to calculate the performance for Class AAA Shares, which have just commenced operations. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. The actual performance for the Class AAA Shares would have been higher than Class A Shares performance due to the sales charge associated with the Class A Shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                           COMSTOCK CAPITAL VALUE FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

                               (PERFORMANCE GRAPH)

1998   -22.10%
1999   -27.40%
2000     9.05%
2001    21.41%
2002    35.93%
2003   -30.43%
2004   -13.46%
2005   -11.00%
2006    -7.90%
2007     0.94%

The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a calendar quarter was 29.00% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was (23.71)% (quarter ended December 31, 1998).

* Year to date total return for the nine months ended September 30, 2008, was 16.74%.

AVERAGE ANNUAL TOTAL RETURNS*                    PAST        PAST      PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2007)      ONE YEAR   FIVE YEARS     YEARS
--------------------------------------------   --------   ----------   --------
Class A Shares
   Return Before Taxes .....................    (4.86)%    (14.03)%     (7.16)%
   Return After Taxes on Distributions .....    (5.63)%    (14.55)%     (8.17)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ..............    (3.07)%    (11.56)%     (6.19)%
S&P(R) 500 Index+ ..........................     5.49%      12.82%       5.91%

----------

* The returns shown are those of the Class A Shares of the Fund which are not offered in this Prospectus. The Class AAA Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, however, annual returns of the Class AAA Shares would be higher than returns for Class A Shares because Class A Shares have a sales load. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

                                                                                      CLASS AAA
                                                                                       SHARES
                                                                                      ---------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ............................................................     2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ...................................................................     1.00%
Service and Distribution (Rule 12b-1) Fees(1) .....................................     0.25%
Other Expenses(2) .................................................................     0.99%
Acquired Fund Fees and Expenses(3) ................................................     0.07%
                                                                                        ----
Total Annual Fund Operating Expenses ..............................................     2.31%
                                                                                        ====

----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) These expenses are based upon estimated amounts for the current fiscal year since there were no Class AAA Shares issued during the Fund's previous fiscal year.


(3) Acquired Fund Fees and Expenses ("AFFE") represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other mutual funds that have their own expenses. AFFE are not used to calculate the Fund's net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the "Financial Highlights" section of the Prospectus. Without AFFE, the Total Annual Fund Operating Expenses for the Fund would be 2.24% for Class AAA Shares.


EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              ------   -------   -------   --------
CLASS AAA SHARES
   - assuming redemption       $234     $721     $1,235     $2,646
   - assuming no redemption    $234     $721     $1,235     $2,646

                INVESTMENT OBJECTIVE, STRATEGY, AND RELATED RISKS

GENERALLY:


The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment strategy is not fundamental and may be changed by a vote of a majority of the Board of Directors (the "Board") at any time without a vote of shareholders.


INVESTMENT STRATEGY:

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund's investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase "Ba" or lower by Moody's or "BB" or lower by S&P (commonly referred to as "junk bonds").

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund's short sales may not exceed 50% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

RISKS:

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.

The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.

To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations, and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

If the interest rates on floating or variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, NY 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Company's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended April 30, 2008, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rate set forth below:

                           RATE AS PER     AMOUNT ACTUALLY
FUND                        AGREEMENT    RECEIVED BY ADVISER
----                       -----------   -------------------
Capital Value Fund .....      1.00%             1.00%

The Fund's semi-annual report to shareholders for the period ended October 31, 2008 contains a discussion of the basis of the Board's determination to continue the investment advisory arrangement as described above.

PORTFOLIO MANAGERS. The portfolio managers for the Fund are Charles L. Minter and Martin Weiner. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of the Fund.

Mr. Minter is currently a Director of the Company. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, Inc. ("Comstock Partners"), the Fund's previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President of Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University's Graduate School of Business and a B.S. degree from Florida State University.

Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the Securities and Exchange Commission ("SEC") in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business and a B.A. in Economics from Brooklyn College.


The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Fund.


RULE 12B-1 PLAN. The Fund has adopted a distribution plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with Gabelli & Company, Inc., the Fund's distributor (the "Distributor").

     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Comstock Funds, Inc." to:

BY MAIL                  BY PERSONAL DELIVERY
-------                  --------------------
THE GABELLI FUNDS        THE GABELLI FUNDS
P.O. BOX 8308            C/O BFDS
BOSTON, MA 02266-8308    30 DAN ROAD
                         CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554) or via the Internet at www.gabelli.com. Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                       RE: THE COMSTOCK CAPITAL VALUE FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

          If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail". Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value ("NAV") next determined after the time as of which the Fund receives your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to its customers. Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directing in the Fund.

The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of its customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund and/or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory

Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form subject to a redemption fee described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Fund's shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of the Fund's shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has adopted procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions,
(ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").
          Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account if the Fund's value falls below $1,000. You will be notified in writing if the Fund initiates such action and allowed 45 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.

In effecting an exchange:

- you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

- if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

- if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

-    you may realize a taxable gain or loss;

- you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

- you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Fund's transfer agent, or through a registered broker-dealer or other financial intermediary.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made as of a time after the time as of which a purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Board will review the Adviser's fair value determinations periodically. The value of the Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

                           DIVIDENDS AND DISTRIBUTIONS


Dividends out of net investment income and capital gains, if any, will be paid annually by the Fund. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions will be taxable whether paid in cash or automatically reinvested in additional shares of the Fund.


                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income, net capital gains, and/or a return of capital. Dividends out of net investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income except that certain qualified dividends received by the Fund and distributed to you may be eligible for a reduced rate under current law. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Distributions by the Fund of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that may be used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the possible federal, state, local, and foreign tax consequences of your investment in the Fund based on your individual circumstances.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund's financial statements and related notes are included in the annual report, which is available upon request. As of December 8, 2008, Class AAA Shares were not issued, and therefore no previous financial history is available as of that date. Financial Highlights from the Class A Shares have been included instead as the information would be substantially the same for the Class AAA Shares since such shares are invested in the same portfolio of securities as the Class A Shares. The annual returns for each class would differ only to the extent that the classes do not have the same expenses. The actual performance for the Class AAA Shares would have been higher than the Class A Shares due to the sales charge associated with the Class A Shares.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                  INCOME FROM INVESTMENT OPERATIONS          DISTRIBUTIONS
                               --------------------------------------  -------------------------
                                                 Net
                    Net Asset      Net      Realized and      Total                                           Net Asset
      Period          Value,   Investment    Unrealized       from         Net                                  Value,
       Ended        Beginning    Income    Gain (Loss) on  Investment  Investment      Total      Redemption    End of    Total
     April 30       of Period   (Loss)(a)    Investments   Operations    Income    Distributions    Fees(a)     Period   Return+
     --------       ---------  ----------  --------------  ----------  ----------  -------------  ----------  ---------  -------
CAPITAL VALUE FUND
CLASS A
   2008               $2.12     $ 0.05        $ 0.07         $ 0.12      $(0.06)      $(0.06)      $0.00(c)     $2.18      5.73%
   2007                2.33       0.09         (0.22)         (0.13)      (0.08)       (0.08)       0.00(c)      2.12     (5.49)
   2006                2.91       0.05         (0.58)         (0.53)      (0.05)       (0.05)       0.00(c)      2.33    (18.35)
   2005                3.29       0.00(c)      (0.38)         (0.38)         --           --        0.00(c)      2.91    (11.55)
   2004                4.25      (0.02)        (0.94)         (0.96)         --           --          --         3.29    (22.59)

                                    RATIOS TO AVERAGE NET ASSETS/
                                          SUPPLEMENTAL DATA
                    -------------------------------------------------------------

                    Net Assets                               Dividend
      Period          End of         Net                    Expense on  Portfolio
       Ended          Period     Investment     Operating   Securities   Turnover
     April 30       (in 000's)  Income (Loss)  Expenses(b)  Sold Short    Rate++
     --------       ----------  -------------  -----------  ----------  ---------
CAPITAL VALUE FUND
CLASS A
   2008               $29,169        2.12%       2.24%(d)      0.24%         0%
   2007                28,841        3.73        1.92          0.13          0
   2006                32,873        2.08        2.20          0.25          0
   2005                54,025        0.08        1.81          0.25          0
   2004                75,628       (0.64)       1.97          0.17         66

----------
+ Total investment returns exclude the effects of sales loads and assume reinvestment of distributions.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended 2007, 2006, 2005, and 2004 would have been as shown.

(a)  Based on average shares outstanding.

(b) For the fiscal years ended April 30, 2008, 2007, and 2006, the effect of the custodian fee credits was minimal.

(c)  Amount represents less than $0.005 per share.


(d) The Fund incurred interest expense during the fiscal year ended April 30, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.23%.

                              COMSTOCK FUNDS, INC.

                           COMSTOCK CAPITAL VALUE FUND
                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

                              Comstock Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can review and/or copy the Fund's prospectus, annual/semi-annual reports and SAI at the Public Reference Room of the SEC. You can get text-only copies:

     -    Free from the Fund's website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-5502)